Registration No. 333-________

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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

ADVANTAGE FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on May 30, 2008 pursuant to Rule 488.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

ADVANTAGE FUNDS, INC.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Joint Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated January 1, 2008(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Premier Manager Funds I, dated August 1, 2007(2)

Item 14.	Financial Statements

Annual Report of Dreyfus Premier Strategic Value Fund, a series of the Registrant, dated August 31, 2007(3); Annual Report of Dreyfus Premier Intrinsic Value Fund, a series of Dreyfus Premier Manager Funds I, dated March 31, 2007(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

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(1)	Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement on Form N-1A, filed December 28, 2007 (File No. 33-51061).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Dreyfus Premier Manager Funds I, filed July 27, 2007 (File No. 333-106576).

(3)	Incorporated herein by reference to the Annual Report of Dreyfus Premier Strategic Value Fund, a series of the Registrant, filed October 29, 2007 (File No. 811-7123).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus Premier Intrinsic Value Fund, a series of Dreyfus Premier Manager Funds I, filed May 31, 2007 (File No. 811-21386).

DREYFUS PREMIER INTRINSIC VALUE FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Premier Intrinsic Value Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund. The Fund is a series of Dreyfus Premier Manager Funds I (the "Trust").

Management of Dreyfus has recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has the same investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally seeks to invest in value stocks. The Acquiring Fund has a better performance record and, after the reorganization, will have a lower total expense ratio than the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Board of Trustees of the Trust has unanimously approved the proposed reorganization. The Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund with a better performance record and a lower total expense ratio. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

J. David Officer President Dreyfus Premier Manager Funds I

June 2, 2008

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER INTRINSIC VALUE FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS PREMIER STRATEGIC VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER INTRINSIC VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about August 27, 2008 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Premier Intrinsic Value Fund (the "Fund"). You will receive Class A, Class B, Class C, Class I or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class I or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Premier Manager Funds I (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record and, after the reorganization, will have a lower total expense ratio than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objectives and substantially similar investment management policies. Each fund seeks capital appreciation. To pursue its goal, the Fund normally invests at least 85% of its assets in equity securities. The Fund normally invests at least 65% of its assets in equity securities of companies with market capitalizations, at the time of purchase, of more than $10 billion that the portfolio manager identifies as value securities. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in stocks. The Acquiring Fund, like the Fund, focuses on value stocks. The Acquiring Fund may invest in stocks of companies of any market capitalization. The Acquiring Fund invests mainly in stocks of U.S. issuers, but may invest up to 30% of its assets in foreign securities. Each fund's stock investments may include common stocks, preferred stocks, and convertible securities. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund's and the Acquiring Fund's investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards, if any) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets. In addition, after the reorganization, each class of shares of the Acquiring Fund will have a lower total expense ratio than the corresponding class of shares of the Fund, as of the Fund's most recent fiscal year end.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment policies, and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger combined fund with a better performance record and a lower expense ratio. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER INTRINSIC VALUE FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier Intrinsic Value Fund (the "Fund"), a series of Dreyfus Premier Manager Funds I (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, July 23, 2008, at 9:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on May 21, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Michael A. Rosenberg Secretary

New York, New York

June 2, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER INTRINSIC VALUE FUND

(A SERIES OF DREYFUS PREMIER MANAGER FUNDS I)

TO AND IN EXCHANGE FOR CLASS A, B, C, I AND T SHARES OF

DREYFUS PREMIER STRATEGIC VALUE FUND

(A SERIES OF ADVANTAGE FUNDS, INC.)

PROSPECTUS/PROXY STATEMENT

MAY __, 2008

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JULY 23, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier Manager Funds I (the "Trust"), on behalf of Dreyfus Premier Intrinsic Value Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, July 23, 2008, at 9:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on May 21, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund") in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class I or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C, Class I or Class T Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated May __, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

_____________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. Each fund seeks capital appreciation and normally focuses on value stocks. The Acquiring Fund is a series of Advantage Funds, Inc. (the "Company"). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2008, Annual Report for its fiscal year ended August 31, 2007 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended February 29, 2008 accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2007 or its Semi-Annual Report for the six-month period ended September 30, 2007, please call your financial adviser, call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class I and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2008, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding	Class T Shares Outstanding
785,125	514,118	840,593	3,319,616	920,637

Proxy materials will be mailed to shareholders of record on or about June 9, 2008.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class I and Class T Fund shareholder will receive a pro ratadistribution of the Acquiring Fund's Class A, Class B, Class C, Class I and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach . The Acquiring Fund has the same investment objective and substantially similar investment management policies as the Fund. Each fund seeks capital appreciation. Each fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

To pursue its goal, the Fund normally invests at least 85% of its assets in equity securities. The Fund normally invests at least 65% of its assets in equity securities of companies with market capitalizations, at the time of purchase, of more than $10 billion that the portfolio manager identifies as value securities. Within this 65% category, the Fund may invest up to 10% of its assets in equity securities of foreign issuers in the form of U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in stocks. The Acquiring Fund, like the Fund, focuses on value stocks—that is, stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects. The Acquiring Fund may invest in stocks of companies of any market capitalization. Like the Fund, the Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. issuers, including those purchased in initial public offerings. Although the Acquiring Fund invests mainly in stocks of U.S. issuers, the Acquiring Fund may invest up to 30% of its assets in foreign securities.

The portfolio manager for the Acquiring Fund, as is currently the case with the Fund, identifies potential investments through extensive quantitative and fundamental research. The Acquiring Fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

•	Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market

•	Sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history

•

Positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term

The Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Acquiring Fund also may sell stocks when the portfolio manager's evaluation of a sector has changed.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. At times, the Acquiring Fund may engage in other hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

The Fund is permitted to engage in leverage, such as borrowing money to purchase securities. The Acquiring Fund is not permitted to engage in such leverage.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on either the Fund's or the Acquiring Fund's investment management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information.

The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Trust and the Company" below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A securities market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•

Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the relevant fund's volatility.

•

Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Leveraging risk. (Fund only) To the extent the Fund uses leverage, such as borrowing money to purchase securities or engaging in reverse repurchase agreements, its gains or losses may be magnified.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund as of its fiscal year ended March 31, 2008, and for the Acquiring Fund as of its fiscal year ended August 31, 2007. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund, as of August 31, 2007, as adjusted showing the effect of the Reorganization had it occurred on such date. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets. In addition, after the Reorganization, each class of shares of the Acquiring Fund will have a lower total expense ratio than the corresponding class of shares of the Fund, as of the Fund's most recent fiscal year end. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.23%	0.18%	0.16%
Total	1.23%	1.18%	1.16%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses Total	0.31%	0.21%	0.23%
	2.06%	1.96%	1.98%*

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.22%	0.16%	0.16%
Total	1.97%	1.91%	1.91%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.16%	0.25%	0.11%
Total	0.91%	1.00%	0.86%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class T
Management fees	0.75%	0.75%	0.75%
Rule 12b-1 fee	0.25%	0.25%	0.25%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.23%	0.17%	0.17%
Total	1.48%	1.42%	1.42%

____________

* Dreyfus has contractually agreed, as to the Acquiring Fund, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, until at least August 31, 2009, so that the total annual operating expenses of the Acquiring Fund's Class B shares (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 1.96%.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares

1 Year	$693	$609/ $209	$300 / $200	$93	$594

3 Years	$943	$946/ $646	$618/ $618	$290	$897

5 Years	$1,212	$1,308/ $1,108	$1,062/ $1,062	$504	$1,222

10 Years	$1,978	$1,981**/ $1,981**	$2,296/ $2,296	$1,120	$ 2,139

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$688	$599/ $199	$294/ $194	$102	$588

3 Years	$928	$915/ $615	$600/ $600	$318	$879

5 Years	$1,187	$1,257/ $1,057	$1,032/ $1,032	$552	$1,191

10 Years	$1,924	$1,898**/ $1,898**	$2,233/ $2,233	$1,225	$ 2,075

	Pro Forma After Reorganization Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$686	$601/ $201	$294/ $194	$88	$588
3 Years	$922	$921/ $621	$600/ $600	$274	$879
5 Years	$1,177	$1,268/ $1,068	$1,032/ $1,032	$477	$1,191
10 Years	$1,903	$ 1,899**/ $ 1,899**	$2,233/ $2,233	$1,061	$2,075

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. Sales loads are not reflected in the bar charts; if they were, the returns shown for Class A shares of the Fund and of the Acquiring Fund would have been lower. The table for the Fund compares the average annual total returns of each of the Fund's shares classes to those of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500® Index"), a broad measure of stock market performance, which is the Fund's benchmark index, and the Russell 1000 Value® Index, a broad measure of value stock performance, which is the Acquiring Fund's benchmark index. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund's share classes also to those of the S&P 500® Index and the Russell 1000 Value® Index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

The Fund commenced investment operations after all of the assets of another investment company, Intrinsic Value Portfolio (the "predecessor fund"), a series of The Bear Stearns Funds, were transferred to the Fund in a tax-free reorganization on May 1, 2004. The bar chart and table for the Fund includes the performance of the predecessor fund's Class A shares for periods prior to May 1, 2004.

After-tax performance is shown only for Class A shares. After-tax performance of each fund's other shares classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares

Year-by-year total returns as of 12/31 each year (%)

+9.98	+8.14	+21.39	-2.50	-26.81	+43.54	+17.59	+8.26	+19.96	+5.87
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q2 '03	+19.26%
Worst Quarter:	Q3 '02	-23.95%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/08 was –7.53%.

Acquiring Fund Shares

Average annual total returns as of 12/31/07

Share class/ inception date	1 Year	5 Years	10 Years
Class A (9/29/95) returns before taxes	-0.21%	16.95%	8.46%
Class A returns after taxes on distributions	-1.34%	16.01%	6.97%
Class A returns after taxes on distributions and sale of fund shares	0.99%	14.67%	6.64%
Class B (5/30/01) returns before taxes	1.10%	17.27%	8.91%+*
Class C (5/30/01) returns before taxes	4.10%	17.51%	8.61%*
Class I (5/30/01) returns before taxes	6.06%	18.57%	9.16%*
Class T (5/30/01) returns before taxes	0.86%	16.94%	8.32%*
S&P 500® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	5.91%
Russell 1000 Value® Index reflects no deduction for fees, expenses or taxes	-0.17%	14.63%	7.68%

_______________________________

+ Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

* For the Acquiring Fund's Class B, C, I and T shares, periods prior to 5/31/01 reflect the performance of the Acquiring Fund's Class A shares adjusted to reflect each share class' applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class B, C and T shares for such periods may have been lower.

Fund—Class A Shares*

Year-by-year total returns as of 12/31 each year (%)

+15.60	+0.23	+20.95	-1.57	-17.59	+32.18	+11.71	+2.10	+20.00	-8.71
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q2 '03	+21.40%
Worst Quarter:	Q3 '02	-21.81%

The year-to-date total return of the Fund's Class A shares as of 3/31/08 was –10.19%.

*	Represents the performance of the predecessor fund's Class A shares for periods prior to May 1, 2004.

Fund Shares*

Average annual total returns as of 12/31/07

Share class/ inception date	1 Year	5 Years	10 Years (or since inception)
Class A (4/4/95) returns before taxes	-13.97%	9.25%	5.87%
Class A returns after taxes on distributions	-15.41%	8.18%	4.68%
Class A returns after taxes on distributions and sale of fund shares	-7.00%	8.00%	4.78%
Class B (1/28/98) returns before taxes	-12.73%	9.49%	6.35%+
Class C (4/4/95) returns before taxes	-10.20%	9.80%	5.88%
Class I (9/11/95) returns before taxes	-8.47%	11.01%	7.00%
Class T (4/4/95) returns before taxes	-13.05%	9.33%	5.91%

S&P 500® Index reflects no deduction for fees, expenses or taxes	5.49%	12.83%	5.91%**
Russell 1000 Value® Index reflects no deduction for fees, expenses or taxes	-0.17%	14.63%	7.68%**

____________________________________

*	Represents the performance of the predecessor fund's shares for periods prior to May 1, 2004.

+ Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

** Reflects 10-year period ended 12/31/07. For the period 1/28/98 through 12/31/07, the average annual total return of the S&P 500® Index and the Russell 1000 Value® Index was 5.84% and 7.91%, respectively.

Investment Adviser. The investment adviser for each fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $284 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Manager. Brian C. Ferguson has been the Acquiring Fund's primary portfolio manager since April 2001 and has been the Fund's primary portfolio manager since April 2008. He has been an employee of Dreyfus since April 2001. Mr. Ferguson has been employed by The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, since 1997 and serves as the director of the TBCAM U.S. Large Cap Value Equity Team.

Board Members. The Trust and the Company have the same Board members. None of the Board members of the Trust or the Company is an "interested person" (as defined in the 1940 Act) of the funds ("Independent Board Members").

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization . The Fund and the Acquiring Fund have each classified their shares into five classes – Class A, Class B, Class C, Class I and Class T. The following table sets forth as of February 29, 2008 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$13,286,262	$483,562,679		$491,848,941
Net asset value per share	$16.99	$29.52		$29.52
Shares outstanding	781,777	16,381,197	(331,831)	16,831,143

	Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$9,226,879	$13,693,814		$22,920,693
Net asset value per share	$16.64	$28.40		$28.40
Shares outstanding	554,523	482,098	(229,619)	807,002

	Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$14,347,654	$35,745,794		$50,093,448
Net asset value per share	$16.95	$28.33		$28.33
Shares outstanding	856,622	1,261,566	(350,148)	1,768,040

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$59,172,627	$8,453,911		$67,626,538
Net asset value per share	$17.31	$29.52		$29.52
Shares outstanding	3,417,884	286,374	(1,413,698)	2,290,560

	Fund Class T	Acquiring Fund Class T	Adjustments	Pro Forma After Reorganization Acquiring Fund Class T
Total net assets	$17,515,422	$12,517,475		$30,032,897
Net asset value per share	$17.17	$28.69		$28.69
Shares outstanding	1,020,006	436,229	(409,567)	1,046,668

The Acquiring Fund's and the Fund's total net assets (attributable to Class A, Class B, Class C, Class I and Class T shares), as of February 29, 2008, were approximately $554.0 million and $113.5 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Shareholder Guide – Buying shares," "Services for Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

Distribution Plan. Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund each pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, and 0.25% of the value of the average daily net assets of Class T shares, to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan—Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

Shareholder Services Plan. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B, Class C and Class T shares for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Shareholder Guide—Selling shares," "Instructions for Regular Accounts" and "Instructions for IRAs" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

Distributions . The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company. The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. The Company's Charter provides that 33-1/3% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund stockholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

Management of Dreyfus has recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund. The Board members of the Trust and the Company have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Trust's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund with a better performance record and a lower total expense ratio, without diluting such shareholders' interests. As of February 29, 2008, the Fund had net assets of approximately $113.5 million and the Acquiring Fund had net assets of approximately $554.0 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Boards of the Trust and the Company, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on August 27, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class I and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $___________, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $_______, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class I and Class T shares for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of its fiscal year ended March 31, 2008, the Fund did not have any unused capital loss carryforwards.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF
THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-106576).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Dreyfus Trust Company ("DTC"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, DTC may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, DTC will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 30% of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of March 31, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization
Class A Shares

National Financial Services FEBO NFS/FMTC IRA FBO Mary L. Liu 732 Hampton Woods Lane SW Vero Beach, FL 32962	25.0059%	0.6472%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	22.6163%	0.5854%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	11.0196%	0.2852%

Class B Shares

AG Edwards & Sons Anne G. Dalconzo, Roth IRA 6682 Camden Hill Drive Victor, NY 14564	14.8207%	5.9384%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.4802%	3.7985%

First Clearing Corporation FCC as Custodian Bernard Green IRA 7205 Trask #8 Westminster, CA 92683	8.9025%	3.5671%

National Financial Services FBO John T. Thorn and Joy Thorn 165 N. Canal Street Chicago, IL 60606	7.0329%	2.8179%

Class C Shares

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	35.0808%	9.6466%

National Financial Services FEBO Jan Geliebter, Custodian David M. Geliebter, UGMA 1845 East 26th Street Brooklyn, NY 11229	8.3748%	2.3029%

AG Edwards & Sons Marshall Kay Lambson & Geraldine Lambson One North Jefferson St. Louis, MO 63103	7.2112%	1.9830%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7.0149%	1.9290%

Class I Shares

Bear Stearns Companies Inc. Cash or Defined Compensation Plan 115 S. Jefferson Road Whippany, NJ 07981	52.4157%	45.7438%

The Bear Stearns Co., Inc. FBO Profit Sharing Plan Custodial Trust Company 115 S. Jefferson Road Whippany, NJ 07981	21.4454%	18.7157%

National Financial Services FEBO Alexander F. Remington 1117 6th Street N.W. Washington, DC 20001	12.7283%	11.1081%

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104	8.5499%	7.4616%

Class T Shares

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	28.0002%	15.8223%

First Clearing, LLC David Hoffman, Roth IRA FCC as Custodian 1731 Beacon Street Brookline, MA 02455	11.3179%	6.3955%

AG Edwards & Sons AFAB Oil Limited Partnership One N. Jefferson St. Louis, MO 63103	7.2392%	4.0907%

LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	6.5574%	3.7055%

As of March 31, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Class A Shares

Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	8.3907%	8.1564%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.9322%	5.7666%

National Financial Services FEBO FMTC Custodian-Roth IRA FBO Robert D. Finch 26949 550th Avenue Ames, IA 50010	5.5248%	5.3706%

UMB Bank, N.A. Fiduciary for Tax Deferred Accounts One Security Benefit Place Topeka, KS 66636	5.3202%	5.1717%

Class B Shares

National Financial Services FEBO NFS/FMTC IRA FBO Ross L. Johnson 178 W. 750 N. Clearfield, UT 84015	15.6637%	9.3953%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	11.7729%	7.0616%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Fl. 3 Jacksonville, FL 32246	6.0142%	3.6074%

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Fl. New York, NY 10001	5.5260%	3.3146%

Class C Shares

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Fl. 3 Jacksonville, FL 32246	19.4748%	14.0265%

National Financial Services FEBO NFS/FMTC IRA FBO Rachel H. Christopher 41 Alden Avenue Revere, MA 02151	12.1353%	8.7403%

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Fl. New York, NY 10001	11.7268%	8.4461%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.3619%	4.5821%

Class I Shares

Counsel Trust FBO Chicago Partners, LLC 401(k) and Profit Sharing 1251 Waterfront Pl., Suite 525 Pittsburgh, PA 15222	44.8784%	5.7337%

National Financial Services FEBO Michael A. Kirkpatrick Kathleen A. Kirkpatrick P.O. Box 189 McAlester, OK 74502	12.6680%	1.6185%

Ameritrade Inc. FEBO our Customers P.O. Box 2226 Omaha, NE 68103	8.9479%	1.1432%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8.8837%	1.1350%

SEI Private Trust Co. C/o Community Bank and Trust 1 Freedom Valley Drive Oaks, PA 19456	8.6992%	1.1114%

Class T Shares

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104	31.7484%	13.8444%

Hartford Life Insurance Company Separate Account DC III P.O. Box 2999 Hartford, CT 06104	31.0095%	13.5221%

National Financial Services FEBO Marshall & Ilsley Trust Co. 11270 W. Park Pl., Suite 400 Milwaukee, WI 53224	11.9784%	5.2234%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Fl. 3 Jacksonville, FL 32246	6.7962%	2.9636%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of March 31, 2008, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for the fiscal year ended March 31, 2007 and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April 17, 2008 (the "Agreement"), between DREYFUS PREMIER MANAGER FUNDS I (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER INTRINSIC VALUE FUND (the "Fund"), and ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS PREMIER STRATEGIC VALUE FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C, Class I and Class T shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund's Assets shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class B, Class C, Class I and Class T shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10      As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be August 27, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund's three fiscal years ended March 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since March 31, 2007, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since August 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5       The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3       The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Company shall have delivered to the Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement or the Company's Charter; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier Intrinsic Value Fund
By:
J. David Officer,
President

ATTEST:	_______________________
Jeff Prusnofsky,
Assistant Secretary

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Premier Strategic Value Fund
By:
J. David Officer,
President

ATTEST:	_______________________
Jeff Prusnofsky,
Assistant Secretary

DREYFUS PREMIER INTRINSIC VALUE FUND

The undersigned shareholder of Dreyfus Premier Intrinsic Value Fund (the "Fund"), a series of Dreyfus Premier Manager Funds I (the "Trust"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 21, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:00 a.m., on Wednesday, July 23, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

3.	TELEPHONE: Call 1-888-[221-0697] and follow the simple instructions.
4.	INTERNET: Go to www.proxyweb.com , and follow the on-line directions.
5.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names
appearing on this proxy. If shares are held jointly, each
holder should sign. If signing is by attorney, executor,
administrator, trustee or guardian, please give full title.
By signing this proxy card, receipt of the
accompanying Notice of Special Meeting of
Shareholders and Prospectus/Proxy Statement is
acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

May __, 2008

Acquisition of the Assets of

DREYFUS PREMIER INTRINSIC VALUE FUND (A Series of Dreyfus Premier Manager Funds I)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, I and T Shares of

DREYFUS PREMIER STRATEGIC VALUE FUND (A Series of Advantage Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May __, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Intrinsic Value Fund (the "Fund"), a series of Dreyfus Premier Manager Funds I (the "Trust"), in exchange for Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), a series of Advantage Funds, Inc. (the "Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2008.
2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2007.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 29, 2008.
4.	The Fund's Statement of Additional Information dated August 1, 2007.
5.	The Fund's Annual Report for the fiscal year ended March 31, 2007.
6.	The Fund's Semi-Annual Report for the six-month period ended September 30, 2007.

7.	Pro forma financials for the combined Fund and Acquiring Fund as of February 29, 2008.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated May __, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated January 1, 2008 is incorporated herein by reference to the Company's Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, filed on December 28, 2007 (File No. 33-51061). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2007, filed October 29, 2007.

The Fund's Statement of Additional Information dated August 1, 2007 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed July 27, 2007 (File No. 33-106576). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2007, filed on  May 31, 2007.

STATEMENT OF INVESTMENTS

Dreyfus Premier Strategic Value Fund
February 29, 2008 (Unaudited)	Dreyfus Premier	Dreyfus Premier	Pro Forma	Dreyfus Premier	Dreyfus Premier	Pro Forma
Strategic Value	Intrinsic Value	Combined (*)	Strategic Value	Intrinsic Value	Combined (*)
Fund	Fund	Fund	Fund

Common Stocks--99.2%	Shares	Value ($)
Banking --5.9%
Bank of America	142,395	142,395	5,658,777	5,658,777
Citigroup	393,934	201,233	595,167	9,340,175	4,771,234	14,111,409
U.S. Bancorp	261,340	69,900	331,240	8,368,107	2,238,198	10,606,305
Wachovia	161,300	161,300	4,939,006	4,939,006
Wells Fargo & Co.	133,800	133,800	3,910,974	3,910,974
17,708,282	21,518,189	39,226,471
Consumer Discretionary--8.2%
Centex	53,300	a	19,200	a	72,500	1,182,727	426,048	1,608,775
D.R. Horton	60,800	a	60,800	853,024	853,024
Gap	164,620	75,600	240,220	3,320,385	1,524,852	4,845,237
Home Depot	198,100	198,100	5,259,555	5,259,555
Johnson Controls	74,600	74,600	2,451,356	2,451,356
KB Home	47,300	a	47,300	1,131,889	1,131,889
Lowe's Cos.	117,890	117,890	2,825,823	2,825,823
McDonald's	50,500	50,500	2,732,555	2,732,555
McGraw-Hill	54,000	54,000	2,210,220	2,210,220
News, Cl. A	435,860	435,860	8,024,183	8,024,183
NVR	3,690	a,b	3,690	1,995,109	1,995,109
Omnicom Group	138,620	138,620	6,192,155	6,192,155
Pulte Homes	34,100	a	34,100	461,714	461,714
Time Warner	37,000	37,000	577,570	577,570
TJX Cos.	72,350	55,400	127,750	2,315,200	1,772,800	4,088,000
Toll Brothers	101,700	a,b	101,700	2,157,057	2,157,057
Viacom, Cl. B	146,560	b	50,600	b	197,160	5,825,760	2,011,350	7,837,110
39,022,310	16,229,022	55,251,332
Consumer Staples--12.3%
Altria Group	187,180	187,180	13,690,345	13,690,345
Archer-Daniels-Midland	51,490	51,490	2,322,199	2,322,199
Coca-Cola	74,580	11,900	86,480	4,359,947	695,674	5,055,621
ConAgra Foods	109,900	109,900	2,428,790	2,428,790
CVS Caremark	177,380	177,380	7,162,604	7,162,604
Dean Foods	263,720	a	263,720	5,675,254	5,675,254
Estee Lauder, Cl. A	98,710	98,710	4,203,072	4,203,072
Kraft Foods, Cl. A	291,946	a	291,946	9,099,957	9,099,957
Molson Coors Brewing, Cl. B	104,510	a	104,510	5,639,360	5,639,360
Procter & Gamble	165,250	a	37,800	203,050	10,936,245	2,501,604	13,437,849
Smithfield Foods	102,080	b	102,080	2,812,304	2,812,304
Wal-Mart Stores	91,450	117,100	208,550	4,535,005	5,806,989	10,341,994
72,865,082	9,004,267	81,869,349
Energy--13.9%
Anadarko Petroleum	37,740	37,740	2,405,548	2,405,548
Cameron International	124,030	b	124,030	5,268,794	5,268,794
Chesapeake Energy	137,640	a	137,640	6,224,081	6,224,081
Devon Energy	169,060	169,060	17,365,843	17,365,843
El Paso	253,920	a	253,920	4,138,896	4,138,896
EOG Resources	45,960	a	45,960	5,468,780	5,468,780
Hess	59,340	a	59,340	5,529,301	5,529,301
Marathon Oil	166,470	166,470	8,849,545	8,849,545
Occidental Petroleum	201,880	201,880	15,619,456	15,619,456
Valero Energy	101,240	101,240	5,848,635	5,848,635
XTO Energy	255,185	255,185	15,747,466	15,747,466
92,466,345	92,466,345
Financial--20.3%
American International Group	109,400	109,400	5,126,484	5,126,484
Ameriprise Financial	53,570	53,570	2,712,785	2,712,785
AON	65,050	65,050	2,706,730	2,706,730
Astoria Financial	103,220	103,220	2,701,267	2,701,267
BB & T	86,800	a	86,800	2,702,084	2,702,084
Capital One Financial	33,710	a	33,710	1,551,671	1,551,671
Chubb	164,110	164,110	8,353,199	8,353,199
Fannie Mae	114,560	a	114,560	3,167,584	3,167,584
Fidelity National Financial, Cl. A	81,240	81,240	1,430,636	1,430,636
Fifth Third Bancorp	109,700	a	109,700	2,512,130	2,512,130
First American	38,410	38,410	1,337,820	1,337,820
Freddie Mac	38,070	45,500	83,570	958,603	1,145,690	2,104,293
Genworth Financial, Cl. A	120,540	29,800	150,340	2,794,117	690,764	3,484,881
Goldman Sachs Group	52,050	52,050	8,829,241	8,829,241
Interactive Brokers Group, Cl. A	175,590	a,b	175,590	5,455,581	5,455,581
Invesco	164,160	164,160	4,204,138	4,204,138
JPMorgan Chase & Co.	523,438	68,100	591,538	21,277,755	2,768,265	24,046,020
Lincoln National	75,780	75,780	3,873,116	3,873,116
Merrill Lynch & Co.	115,980	115,980	5,747,969	5,747,969
MetLife	94,930	94,930	5,530,622	5,530,622
Morgan Stanley	88,820	68,200	157,020	3,741,098	2,872,584	6,613,682
Northern Trust	93,510	93,510	6,324,081	6,324,081
People's United Financial	165,080	165,080	2,783,249	2,783,249
PNC Financial Services Group	101,550	101,550	6,238,217	6,238,217
Principal Financial Group	62,700	a	62,700	3,462,921	3,462,921
State Street	94,630	a	94,630	7,433,187	7,433,187
TD Ameritrade Holding	153,810	a	153,810	2,814,723	2,814,723
Washington Mutual	77,000	a	77,000	1,139,600	1,139,600
XL Capital, Cl. A	29,200	29,200	1,052,952	1,052,952
115,430,310	20,010,553	135,440,863
Health Care--9.2%
Abbott Laboratories	194,620	194,620	10,421,901	10,421,901
Amgen	31,470	b	31,470	1,432,514	1,432,514
Baxter International	89,410	89,410	5,276,978	5,276,978
Covidien	66,130	66,130	2,829,703	2,829,703
Hospira	66,410	b	66,410	2,826,410	2,826,410
Johnson & Johnson	92,500	92,500	5,731,300	5,731,300
Merck & Co.	169,820	169,820	7,523,026	7,523,026
Pfizer	96,300	96,300	2,145,564	2,145,564
Thermo Fisher Scientific	103,400	a,b	103,400	5,783,162	5,783,162
UnitedHealth Group	63,000	63,000	2,928,240	2,928,240
Wyeth	333,210	333,210	14,534,620	14,534,620
50,628,314	10,805,104	61,433,418
Industrials--8.8%
3M	28,700	28,700	2,250,080	2,250,080
Deere & Co.	40,480	40,480	3,449,301	3,449,301
Dover	84,760	84,760	3,518,388	3,518,388
Eaton	85,310	85,310	6,878,545	6,878,545
Emerson Electric	166,110	166,110	8,464,966	8,464,966
General Electric	162,030	174,100	336,130	5,369,674	5,769,674	11,139,348
Honeywell International	103,440	103,440	5,951,938	5,951,938
Lockheed Martin	37,420	37,420	3,861,744	3,861,744
Raytheon	67,040	67,040	4,346,874	4,346,874
Union Pacific	27,040	27,040	3,373,510	3,373,510
Waste Management	168,410	168,410	5,528,900	5,528,900
50,743,840	8,019,754	58,763,594
Information Technology--7.5%
Cisco Systems	116,060	b	95,500	b	211,560	2,828,382	2,327,335	5,155,717
Dell	204,000	b	204,000	4,049,400	4,049,400
eBay	68,000	b	68,000	1,792,480	1,792,480
Hewlett-Packard	64,990	88,600	153,590	3,104,572	4,232,422	7,336,994
Intel	119,160	119,160	2,377,242	2,377,242
International Business Machines	26,150	47,900	74,050	2,977,439	5,453,894	8,431,333
McAfee	79,300	b	79,300	2,638,311	2,638,311
Microsoft	87,210	186,300	273,510	2,373,856	5,071,086	7,444,942
NCR	124,180	a,b	124,180	2,751,829	2,751,829
Nokia, ADR	64,000	64,000	2,304,640	2,304,640
QUALCOMM	108,730	108,730	4,606,890	4,606,890
Texas Instruments	45,300	45,300	1,357,188	1,357,188
23,658,521	26,588,445	50,246,966
Materials--2.8%
Air Products & Chemicals	32,120	32,120	2,933,520	2,933,520
Allegheny Technologies	34,040	34,040	2,632,994	2,632,994
Celanese, Ser. A	135,640	135,640	5,276,396	5,276,396
Dow Chemical	69,780	a	69,780	2,630,008	2,630,008
Freeport-McMoRan Copper & Gold	30,680	30,680	3,094,385	3,094,385
Smurfit-Stone Container	294,760	a,b	294,760	2,343,342	2,343,342
18,910,645	18,910,645
Telecommunication Services--4.2%
AT & T	522,649	522,649	18,203,865	18,203,865
Sprint Nextel	199,700	199,700	1,419,867	1,419,867
Verizon Communications	230,790	230,790	8,382,293	8,382,293
26,586,158	1,419,867	28,006,025
Utilities--6.1%
Constellation Energy Group	55,460	55,460	4,899,891	4,899,891
Entergy	62,890	62,890	6,461,319	6,461,319
Exelon	68,370	a	68,370	5,117,495	5,117,495
FPL Group	63,190	63,190	3,809,725	3,809,725
NRG Energy	216,370	a,b	216,370	8,929,590	8,929,590
Questar	108,460	108,460	5,992,415	5,992,415
Southern	152,820	a	152,820	5,276,875	5,276,875
40,487,310	40,487,310

Total Common Stocks
(cost $517,982,351 and $117,727,942 respectively)	548,507,117	113,595,201	662,102,318

Other Investment--.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,407,000)	2,407,000	c	2,407,000	2,407,000	2,407,000

Investment of Cash Collateral for
Securities Loaned--7.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $39,451,503)	39,451,503	c	39,451,503	39,451,503	39,451,503
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $10,278,200)	10,278,200	c	10,278,200	10,278,200	10,278,200
39,451,503	10,278,200	49,729,703

Total Investments (cost $559,840,854 and $128,006,142 respectively)	107.0%	590,365,620	123,873,401	714,239,021
Liabilities, Less Cash and Receivables	-7.0%	(36,391,947)	(10,324,557)	(46,716,504)
Net Assets	100.0%	553,973,673	113,548,844	667,522,517

ADR - American Depository Receipts

a	All or a portion of this security is on loan. At February 29, 2008, the total market value of the fund's security on loan is
$46,723,584 and the total market value of the collateral held by the fund is $49,729,703.
b	Non-income producing
c	Investment in affiliated money market mutual fund.

As of February 29, 2008, all of the securities held by Dreyfus Premier Intrinsic Value Fund comport with the investment strategies and restricitions of Dreyfus Premier Strategic Value Fund.

Pro Forma Statement of Assets and Liabilities
February 29, 2008 (Unaudited)
		Dreyfus Premier Intrinsic Value Fund	Dreyfus Premier Strategic Value Fund	Adjustments**	Dreyfus Premier Strategic Value Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments *
	Unaffiliated issuers	$ 113,595,201	$ 548,507,117		$ 662,102,318
	Affiliated issuers	10,278,200	41,858,503		52,136,703
	Cash	-	1,335,594		1,335,594
	Receivable for investment securities sold	485,619	6,677,036		7,162,655
	Dividends and interest receivable	344,503	647,916		992,419
	Receivable for shares of Common Stock subscribed	903	772,375		773,278
	Prepaid expenses	24,552	47,895		72,447

	Total Assets	124,728,978	599,846,436		724,575,414

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$ 122,715	$ 529,212		$ 651,927
	Liability for securities on loan	10,278,200	39,451,503		49,729,703
	Cash overdraft due to Custodian	300,677	-		300,677
	Payable for investment securities purchased	-	5,297,422		5,297,422
	Payable for shares of Common Stock redeemed	117,837	426,544		544,381
	Bank loan payable	270,000	-		270,000
	Interest Payable	1,190	562		1,752
	Accrued expenses	89,515	167,520		257,035

	Total Liabilities	11,180,134	45,872,763		57,052,897

NET ASSETS		$ 113,548,844	$ 553,973,673		$ 667,522,517

REPRESENTED BY:	Paid-in capital	$ 115,115,699	$ 522,986,259		$ 638,101,958
	Accumulated undistributed investment income - net	518,732	591,674		1,110,406
	Accumulated net realized gain (loss) on investments	2,047,153	(129,026)		1,918,127
	Accumulated net unrealized appreciation (depreciation) on investments	(4,132,740)	30,524,766		26,392,026

NET ASSETS		$ 113,548,844	$ 553,973,673		$ 667,522,517

Dreyfus Premier Intrinsic Value Fund, Class A Shares (unlimited number of $.001par value shares of Beneficial Interest authorized)
Net Assets	$ 13,286,262
Shares outstanding	781,777
Net asset value, and redemption
price per share	$ 16.99

Maximum offering price per share (net asset value
plus maximum sales charge)	$ 18.03

Dreyfus Premier Intrinsic Value Fund, Class B Shares (unlimited number of $.001par value shares of Beneficial Interest authorized)
Net Assets	$ 9,226,879
Shares outstanding	554,523
Net asset value, and redemption
price per share	$ 16.64

Dreyfus Premier Intrinsic Value Fund, Class C Shares (unlimited number of $.001par value shares of Beneficial Interest authorized)
Net Assets	$ 14,347,654
Shares outstanding	856,622
Net asset value, and redemption
price per share	$ 16.75

Dreyfus Premier Intrinsic Value Fund, Class I Shares (unlimited number of $.001par value shares of Beneficial Interest authorized)
Net Assets	$ 59,172,627
Shares outstanding	3,417,884
Net asset value, and redemption
price per share	$ 17.31

Dreyfus Premier Intrinsic Value Fund, Class T Shares (unlimited number of $.001par value shares of Beneficial Interest authorized)
Net Assets	17,515,422
Shares outstanding	1,020,006
Net asset value, offering price and redemption
price per share	$ 17.17

Maximum offering price per share (net asset value
plus maximum sales charge)	$ 17.98

Dreyfus Premier Strategic Value Fund, Class A Shares (100 million shares, $.001par value shares authorized)
Net Assets		$ 483,562,679		$ 496,848,941
Shares outstanding		16,381,197	(331,831)	16,831,143
Net asset value, and redemption
price per share		$ 29.52		$ 29.52

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 31.32		$ 31.32

Dreyfus Premier Strategic Value Fund, Class B Shares (100 million shares, $.001par value shares authorized)
Net Assets		$ 13,693,814		$ 22,920,693
Shares outstanding		482,098	(229,619)	807,002
Net asset value, and redemption
price per share		$ 28.40		$ 28.40

Dreyfus Premier Strategic Value Fund, Class C Shares (100 million shares, $.001par value shares authorized)
Net Assets		$ 35,745,794		$ 50,093,448
Shares outstanding		1,261,566	(350,148)	1,768,040
Net asset value, and redemption
price per share		$ 28.33		$ 28.33

Dreyfus Premier Strategic Value Fund, Class I Shares (100 million shares, $.001par value shares authorized)
Net Assets		$ 8,453,911		$ 67,626,538
Shares outstanding		286,374	(1,413,698)	2,290,560
Net asset value, and redemption
price per share		$ 29.52		$ 29.52

Dreyfus Premier Strategic Value Fund, Class T Shares (100 million shares, $.001par value shares authorized)
Net Assets		12,517,475		$ 30,032,897
Shares outstanding		436,229	(409,567)	1,046,668
Net asset value, offering price and redemption
price per share		$ 28.69		$ 28.69

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 30.04		$ 30.05

* Investments in securities, at cost
Unaffiliated issuers	$ 117,727,942	$ 517,982,351		$ 635,710,293
Affiliated issuers	$ 10,728,200	$ 41,858,503		$ 52,586,703

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Premier Intrinsic Value Fund to Dreyfus Premier Strategic Value Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended February 29, 2008 (Unaudited)
						Dreyfus
						Premier Strategic
						Value Fund
						Pro Forma
		Dreyfus Premier	Dreyfus Premier			Combined
		Intrinsic Value Fund	Strategic Value Fund	Adjustments		(Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $31,675 and $0 foreign taxes withheld at source, respectively)
	Unaffiliated issuers	$ 4,217,831	$ 10,308,319			$ 14,526,150
	Affiliated issuers	17,910	210,542			228,452
	Interest	-	501			501
	Income from securities lending	29,136	36,111			65,247
	Total Income	4,264,877	10,555,473			14,820,350

EXPENSES:	Management fee	1,365,498	3,848,663			5,214,161
	Distribution fees	363,773	382,672			746,445
	Shareholder servicing costs	392,509	1,809,535	(85,000)	(a)	2,117,044
	Professional fees	44,219	46,825	(35,000)	(a)	56,044
	Prospectus and shareholders' reports	17,935	120,957	(12,500)	(a)	126,392
	Directors' fees and expenses	11,624	27,660	(7,500)	(a)	31,784
	Registration fees	69,518	64,144	(55,000)	(a)	78,662
	Custodian fees	14,677	44,103	(8,500)	(a)	50,280
	Loan Commitment fees	-	3,720			3,720
	Interest expense	17,536	1,473			19,009
	Miscellaneous	21,921	33,958	(15,000)	(a)	40,879
	Total Expenses	2,319,210	6,383,710	(218,500)		8,484,420
	Less-reduction in fees due to
	earnings credits	-	(12,820)			(12,820)
	Net Expenses	2,319,210	6,370,890			8,471,600

INVESTMENT INCOME - NET		1,945,667	4,184,583	218,500		6,348,750

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	9,606,996	23,908,098			33,515,094
	Net unrealized appreciation (depreciation) on investments	(32,989,828)	(24,420,238)			(57,410,066)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(23,382,832)	(512,140)			(23,894,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS ($):		$ (21,437,165)	$ 3,672,443	$ 218,500		$ (17,546,222)

(a) Reflects the adjustment of expenses to be commensurate with those of the pro forma combined fund.
See notes to unaudited pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
February 29, 2008 (Unaudited)
		Dreyfus Premier Intrinsic Value Fund	Dreyfus Premier Strategic Value Fund	Adjustments**	Dreyfus Premier Strategic Value Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments *
	Unaffiliated issuers	$ 113,595,201	$ 548,507,117		$ 662,102,318
	Affiliated issuers	10,278,200	41,858,503		52,136,703
	Cash	1,335,594	1,335,594
	Receivable for investment securities sold	485,619	6,677,036		7,162,655
	Dividends and interest receivable	344,503	647,916		992,419
	Receivable for shares of Common Stock subscribed	903	772,375		773,278
	Prepaid expenses	24,552	47,895		72,447

	Total Assets	124,728,978	599,846,436		724,575,414

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$ 122,715	$ 529,212		651,927
	Liability for securities on loan	10,278,200	39,451,503		49,729,703
	Cash overdraft due to Custodian	300,677	-		300,677
	Payable for investment securities purchased	-	5,297,422		5,297,422
	Payable for shares of Common Stock redeemed	117,837	426,544		544,381
	Bank loan payable	270,000
	Interest Payable	1,190	562
	Accrued expenses	89,515	167,520		257,035

	Total Liabilities	11,180,134	45,872,763		56,781,145

NET ASSETS		$ 113,548,844	$ 553,973,673		$ 667,794,269

REPRESENTED BY:	Paid-in capital	115,115,699	522,986,259
	Accumulated undistributed investment income - net	518,732	591,674		1,110,406
	Accumulated net realized gain (loss) on investments	2,047,153	(129,026)		1,918,127
	Accumulated net unrealized appreciation (depreciation) on investments	(4,132,740)	30,524,766		26,392,026

NET ASSETS		$ 113,548,844	$ 553,973,673		$ 667,522,517

Dreyfus Premier Strategic Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on April 17, 2008, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), and the Board of Trustees of Dreyfus Premier Manager Funds I, on behalf of Dreyfus Premier Intrinsic Value Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Holders of Class A, Class B, Class C, Class I and Class T shares of the Fund will receive Class A, Class B, Class C, Class I and Class T shares, respectively, of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on February 29, 2008. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended February 29, 2008. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and March 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on February 29, 2008. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Class A, Class B, Class C, Class I and Class T shares on February 29, 2008 by the net asset value per share of Class A, Class B, Class C, Class I and Class T shares, respectively, of the Acquiring Fund on February 29, 2008.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on March 1, 2007. The Dreyfus Corporation funds will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

THE ADVANTAGE FUNDS, INC.

PART C

OTHER INFORMATION

Item 15	Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 77 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed December 28, 2007 (File No. 33-51061).

Item 16	Exhibits

(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement, filed December 22, 1993.

(1)(b)	Registrant's Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement, filed September 27, 1995.

(1)(c)	Registrant's Articles of Amendment are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement, filed April 2, 2001.

(1)(d)	Registrant's Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 71 to the Registration Statement, filed April 27, 2006.

(1)(e)

Registrant's Articles Supplementary are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 71 to the Registration Statement, filed April 27, 2006, and Exhibit (a)(2) of Post-Effective Amendment No. 76 to the Registration Statement, filed December 13, 2007.

(2)	Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 71 to the Registration Statement, filed April 27, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 76 to the Registration Statement, filed December 13, 2007.

(7)(a)	Revised Distribution Agreement is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 76 to the Registration Statement, filed on December 13, 2007.

(7)(b)	Forms of Service Agreements are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 71 to the Registration Statement, filed April 27, 2007.

(7)(c)	Contracts between principal underwriter and dealer are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 74 to the Registration Statement, filed February 28, 2007.

(8)	Not Applicable.

(9)(a)

Amended Custody Agreement and Amendment to Custody Agreement is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 76 to the Registration Statement, filed on December 13, 2007.

(10)(b)	Rule 12b-1 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 76 to the Registration Statement, filed on December 13, 2007.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 76 to the Registration Statement, filed on December 13, 2007.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement, filed December 28, 2007 (File No. 33-51061).

________________________

*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of April, 2008.

ADVANTAGE FUNDS, INC.

By:	/s/ J. David Officer
J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	April 30, 2008

/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	April 30, 2008

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	April 30, 2008

/s/ Peggy C. Davis Peggy C. Davis	Board Member	April 30, 2008

/s/ David P. Feldman David P. Feldman	Board Member	April 30, 2008

/s/ James F. Henry James F. Henry	Board Member	April 30, 2008

/s/ Ehud Houminer Ehud Houminer	Board Member	April 30, 2008

/s/ Gloria Messinger Gloria Messinger	Board Member	April 30, 2008

/s/ Martin Peretz Martin Peretz	Board Member	April 30, 2008

/s/ Anne Wexler Anne Wexler	Board Member	April 30, 2008

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)	Consent of Independent Registered Public Accounting Firm